TRANSFORMING DATA INTO INTELLIGENCE Company Overview January 2019 ® Exhibit 99.1

This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipate," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements include non-historical statements about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risks set forth in red violet’s Information Statement filed as Exhibit 99.1 to red violet’s current report filed with the SEC on March 27, 2018, as may be supplemented or amended by red violet's Quarterly Reports on Form 10-Q, as well as the other factors described in the filings that red violet makes with the SEC from time to time.   You are cautioned not to place undue reliance on these forward-looking statements, which are based on red violet’s expectations as of the date of this presentation and speak only as of the date of this presentation. red violet undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the Securities Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company’s management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. Management evaluates the financial performance of our business on a variety of key indicators, including non-GAAP metrics of adjusted EBITDA, adjusted gross profit and adjusted gross margin. Adjusted EBITDA is a financial measure equal to net loss, the most directly comparable financial measure based on US GAAP, excluding interest income, depreciation and amortization, share-based compensation expense, litigation costs, insurance proceeds in relation to settled litigation, transition service income, write-off of long-lived assets and others. We define adjusted gross profit as revenue less cost of revenue (exclusive of depreciation and amortization), and adjusted gross margin as adjusted gross profit as a percentage of revenue. © Red Violet, Inc. All Rights Reserved. Cautionary Statement

© Red Violet, Inc. All Rights Reserved. Who We Are (NASDAQ: RDVT) We are a software and services company specializing in big data analysis, providing cloud-based, mission-critical information solutions to enterprises in a variety of industries. Our mission is to transform data into intelligence, utilizing our proprietary technology platform to solve complex problems for our clients. Through our intelligent platform, CORE™, we uncover the relevance of disparate data points to deliver end-to-end results for our customers. Our analytical capabilities enable us to build comprehensive datasets in real-time and provide insights on people, businesses, assets, and their interrelationships. Through leading-edge, proprietary technology and a massive data repository, our data and analytical solutions harness the power of data fusion, uncovering the relevance of disparate data points and converting them into comprehensive and insightful views of people, businesses, assets and their interrelationships.   We empower clients across markets and industries to better execute all aspects of their business, from managing risk, conducting investigations, and identifying fraud and abuse, to collecting debts. Despite the continued expansion of information technology, certain industries remain dependent on personal interactions with consumers. Engagements often occur with a professional having zero or minimal verified knowledge of the other party. Leveraging massive data resources and complex analytics, FOREWARN provides instant knowledge, prior to a face-to-face engagement with a consumer, to help professionals better understand and address risk. Additionally, large numbers of interactions can be scheduled more efficiently, and handled more effectively, with added verification of each individual consumer. Our Brands

With data being generated on a massive scale from both traditional and emerging sources, businesses are struggling to glean the intelligence needed to properly address mission-critical business functions © Red Violet, Inc. All Rights Reserved. Challenges Facing Businesses Today Risk Mitigation Due Diligence Identity Verification Legislative Compliance Asset Recovery Point of Sale Customer Modeling Social Automotive Predictive Public Record Property Location Criminal Phone Foreclosures Employment Bankruptcies, Liens, & Judgments Meta Email & IP Death Military Data Data Data Data Financial Demographic Behavioral Mobile Relationships

Powered by our proprietary technology platform CORE, red violet delivers solutions that empower clients across markets and industries to better execute all aspects of their business © Red Violet, Inc. All Rights Reserved. Our Solutions Risk Management Solutions Data Analytics and Custom Solutions (examples) Supply Chain Fraud Analytics Customer Analysis and Profiling Location and Behavioral Analytics

Our Business Model Provides a Compelling Investment Opportunity

FIXED COST-MODEL

We acquire data using flat-rate, unlimited use long-term contracts, so as revenue scales our cost of revenue does not

✓

SUBSCRIPTION BASED

64% of monthly revenue attributable to customer contracts, generally with annual contracts or longer, with auto renewal[(1)]

✓

NEXT-GENERATION TECHNOLOGY PLATFORM

Proprietary data and industry agnostic platform drives cost-efficient solutions across industries

✓

SIGNIFICANT GROWTH

89% year-over-year revenue growth in Q3 '18

✓

LARGE GROWING MARKET

$10B+ serviceable market today with ~$100B in total addressable market[(2)]

✓

RECURRING REVENUE

Over 95% customer annualized revenue retention as customers integrate our platform into their business processes[(1)]

✓

TREMENDOUS OPERATING LEVERAGE

$300K increase in adjusted gross profit provided $245K increase in adjusted EBITDA in Q3 '18 vs Q2 '18, greater than 80% contribution

✓

EXPERIENCED MANAGEMENT TEAM

Team previously built current industry competitors which were acquired for an aggregate of approximately $1B

✓

(1) As of September 30, 2018
(2) IDC Worldwide Semiannual Big Data and Analytics Spending Guide. August 2018

© Red Violet, Inc. All Rights Reserved.
red violet. 6

(1) MarketsandMarkets Risk Analytics Global Forecast. May 2017 (2) IDC Worldwide Semiannual Big Data and Analytics Spending Guide. August 2018 © Red Violet, Inc. All Rights Reserved. Opportunity in Large and Growing TAM $148 $166 $186 $208 $232 $260 ($ in billions) CAGR ~ 11.9% Potential Global Big Data & Business Analytics Market(2) Serviceable Risk Analytics(1): $10B + Addressable U.S. Big Data & Business Analytics(2): $88B + Serviceable & Addressable Market Today: >$98 Billion

© Red Violet, Inc. All Rights Reserved. Growth Drivers Adoption Penetration Custom Solutions Expansion New customer adoption through proven, scalable sales model Adoption Further penetration of, and expanded spend from, customer base Penetration Custom solutions to solve complex problems for enterprise customers Custom Solutions Expanding product suite, new markets, additional channels Expansion

© Red Violet, Inc. All Rights Reserved. Continued Top Line Growth $1,572 $2,306 $2,707 $3,325 $3,909 $4,360 $1,993 Total Revenue ($ in thousands)

© Red Violet, Inc. All Rights Reserved. Strong Customer Adoption and Retention 1,780 2,289 2,689 2,947 3,306 3,438 2,037 Billable Customers

© Red Violet, Inc. All Rights Reserved. Operating Leverage Drives Path to Profitability ($1,715) ($2,146) ($2,076) ($1,413) ($1,081) ($836) ($2,363) Adjusted EBITDA ($ in thousands)

© Red Violet, Inc. All Rights Reserved. Differentiation Technology Security Data Scalability & Availability

Harnessing the power of data fusion and advanced analytics, we transform data into intelligence, in a fast and efficient manner © Red Violet, Inc. All Rights Reserved. Technology Next-Generation Platform Proprietary, scalable, distributed memory, data processing platform Data Analytics and Engineering Built upon table operator abstractions using a functional programming approach Superior to “map reduce” frameworks in performance and functionality Scalable/performant cloud-based infrastructure that is fully automated Relational and graph database functionality Data fusion/data matching/entity resolution at scale Graph analysis of complex interrelationships among billions of entities Low latency/high throughput search and information retrieval solutions using Boolean and inverted indices Distributed supervised and unsupervised machine learning

Massive Repository Approximately 9 PB (raw) Full data builds of 400 TB uncompressed, 40 TB compressed Comprehensive Coverage In excess of a trillion total records Tens of billions of financial records Billions of motor vehicle records Hundreds of millions of criminal records Billions of peripheral records Hundreds of billions of behavioral signals Tens of millions of business records Continually Updated Billions of records added in the last 6 months © Red Violet, Inc. All Rights Reserved. Massive and Comprehensive Database Disparate Data Sources Social Automotive Actionable Intelligence Predictive Public Record Property Location Criminal Phone Foreclosures Employment Bankruptcies, Liens, & Judgments Meta Email & IP Death Military Data Data Mobile Relationships Behavioral Demographic Financial

We uncover the relevance of disparate data points utilizing our analytical capabilities to provide real-time and insightful views of people, businesses, assets and their interrelationships © Red Violet, Inc. All Rights Reserved. Scalability and Availability Multiple Access Methods and Tools Online access through an intuitive interface designed to provide fast and effective results Scalability and Availability Flexible Application Programming Interfaces (API) built to handle simple requests and complex integrations Best-in-class Batch Processing platform for ingestion, processing, and delivery of large data files Designed for accelerated development of Custom Solutions based on any access method Automated Monitoring solutions to track changes in consumer, business, and asset data points Handling burst rates of over 40 million detailed searches per day Monitoring daily changes on over 100 million consumers in 30 minutes of processing time Scalable to virtually unlimited capacity and performance

© Red Violet, Inc. All Rights Reserved. Security CORE Built in a secure payment card industry (PCI) compliant environment, we operate in datacenters across the U.S. using an intelligent framework and leveraging a microservices architecture Automation of production systems to enforce layered security Processing of over 100 GB of log data daily Automated internal and customer activity behavior analysis Heavily fortified, fully auditable, secure environment Leading-Edge Security Features Secure Environment SOC 2 (all 5 trust principles) PCI DSS 3.2 Level 1 (most critical) ISO 27001:2013 Sarbanes Oxley Regular third-party penetration testing Continual internal/external security scans

© Red Violet, Inc. All Rights Reserved. Why We Win Intelligent Interface Design Dynamic & Seamless Scaling Cloud-Based Proprietary Platform Better Data Fusion Customer-Tailored Pricing Customer-Centric Support Scalable and Customizable Solutions

© Red Violet, Inc. All Rights Reserved. Scalable Go-To-Market Strategy Customer-centric solutions and pricing Brand development Marketing Vertical direct sales Technology integration partners Distributors and resellers

Derek Dubner - Chief Executive Officer Over 20 years of experience in the data and analytics industry Built leading information management companies which sold for an aggregate value of approximately $1 billion James Reilly - President 18 years of executive experience in data markets Dan MacLachlan- Chief Financial Officer 14 years of experience as the CFO of data-driven technology companies Jeff Dell - Chief Information Officer Over 20 years of experience in Information Security as an executive in data-driven technology companies Angus Macnab – Chief Technology Officer Over 15 years of experience in data science, engineering, and scientific computing © Red Violet, Inc. All Rights Reserved. Management

Appendix: GAAP to Non-GAAP Reconciliations ®

© Red Violet, Inc. All Rights Reserved. GAAP to Non-GAAP Reconciliations Management evaluates the financial performance of our business on a variety of key indicators, including non-GAAP metrics of adjusted EBITDA, adjusted gross profit and adjusted gross margin. Adjusted EBITDA is a financial measure equal to net loss, the most directly comparable financial measure based on US GAAP, excluding interest income, depreciation and amortization, share-based compensation expense, litigation costs, insurance proceeds in relation to settled litigation, transition service income, write-off of long-lived assets and others, as noted above. We define adjusted gross profit as revenue less cost of revenue (exclusive of depreciation and amortization), and adjusted gross margin as adjusted gross profit as a percentage of revenue. We present adjusted EBITDA, adjusted gross profit and adjusted gross margin as supplemental measures of our operating performance because we believe they provide useful information to our investors as they eliminate the impact of certain items that we do not consider indicative of our cash operations and ongoing operating performance. In addition, we use them as an integral part of our internal reporting to measure the performance of our business, evaluate the performance of our senior management and measure the operating strength of our business. Adjusted EBITDA, adjusted gross profit and adjusted gross margin are measures frequently used by securities analysts, investors and other interested parties in their evaluation of the operating performance of companies similar to ours and are indicators of the operational strength of our business. Adjusted EBITDA eliminates the uneven effect of considerable amounts of non-cash depreciation and amortization, share-based compensation expense and write-off of long-lived assets, and the impact of other items. Adjusted gross profit and adjusted gross margin are calculated by using cost of revenue (exclusive of depreciation and amortization). Adjusted EBITDA, adjusted gross profit and adjusted gross margin are not intended to be performance measures that should be regarded as an alternative to, or more meaningful than, either loss before income taxes or net loss as indicators of operating performance or to cash flows from operating activities as a measure of liquidity. The way we measure adjusted EBITDA, adjusted gross profit and adjusted gross margin may not be comparable to similarly titled measures presented by other companies, and may not be identical to corresponding measures used in our various agreements.